UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 22, 2005

(Date of earliest event reported)

HEARTLAND, INC.

(Exact name of registrant as specified in its charter)

Maryland --------------------------------	000-27045 --------------------------------	36-4286069 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3300 Fernbrook Lane, Suite 180

Plymouth, Minnesota 55447

(Address of principal executive offices) (Zip Code)

(866) 838-0600

(Registrant’s telephone no., including area code)

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(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01	Entry into a Material Definitive Agreement.

FORWARD-LOOKING STATEMENTS. This current report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended that involve risks and uncertainties. In addition, the Registrant (Heartland, Inc., a Maryland corporation, and its subsidiaries) may from time to time make oral forward-looking statements. Actual results are uncertain and may be impacted by many factors. In particular, certain risks and uncertainties that may impact the accuracy of the forward-looking statements with respect to revenues, expenses and operating results include without imitation; cycles of customer orders, general economic and competitive conditions and changing customer trends, technological advances and the number and timing of new product introductions, shipments of products and components from foreign suppliers, and changes in the mix of products ordered by customers. As a result, the actual results may differ materially from those projected in the forward-looking statements.

Because of these and other factors that may affect the Registrant's operating results, past financial performance should not be considered an indicator of future performance, and investors should not use historical trends to anticipate results or trends in future periods.

On September 12, 2005, the Registrant entered into a binding Agreement for Purchase and Sale of Shares with Calvin E. Bergman, Lynn E. Bergman, Jerry L. Bergman, Barbara A. Vance and Marvin Bergman, individually, to acquire all the outstanding issued stock of Ney Oil Company, an Ohio corporation for Five Million ($5,000,000.00) Dollars, payable:

1.	Three Million ($3,000,000.00) Dollars, payable in cash, at closing.

2.

One Million three hundred thirty three thousand three hundred (1,333,300) common stock of the Registrant valued three business days prior to closing to be not less than Two Million ($2,000,000.00) Dollars. In the event the value is less than Two Million ($2,000,000.00) Dollars, the number shall be increased accordingly.

Ney Oil Company, (www.neyoil.com) is a profitable company with annual sales in excess of around 47 million US Dollars, was originally founded in 1927. Ney Oil Company is located at 145 S. Water Street, Ney, Ohio. They are a multi-state fuel distributor operating in Ohio and Indiana specializing in wholesale and retail petroleum products, and convenient store operations. Ney Oil Company operates 6 convenience stores plus supply around 30 independent locations.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

Exhibits:

Exhibit No.	Document Description

10.	Acquisition Contract dated September 12, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTLAND, INC.

(Registrant)

Date: September 22, 2005	By: /s/ TRENT SOMMERVILLE

Trent Sommerville

Chief Executive Officer

(Duly Authorized Officer)

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